UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 19, 2006 (September 13, 2006)
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6802	75-1328153

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Edward Pierce
Ex-99.2 Stock Purchase Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Edward Pierce
Ex-99.3 Nonqualified Stock Option Agreement, dated September 13, 2006, between First Acceptance Corporation and Edward Pierce
Ex-99.4 Amendment to Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Stephen J. Harrison
Ex-99.5 Amendment to Employment Agreement, dated September 13 2006, by and between First Acceptance Corporation and Thomas M. Harrison, Jr.

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 13, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of First Acceptance Corporation (the “Company”) approved the following bonuses to certain executive officers of the Company with respect to such executive officers’ performance during the fiscal year ended June 30, 2006, which bonuses will be paid during the fiscal year ended June 30, 2007:

Name	Title	Bonus
Stephen J. Harrison	President and Chief Executive Officer	$225,000
Thomas M. Harrison, Jr.	Executive Vice President	$100,000
Michael J. Bodayle	Chief Financial Officer — Insurance Company Operations	$31,667
James R. Dickson	Vice President — Claims	$40,000
William R. Pentecost	Chief Information Officer	$30,000
Randy L. Reed	Vice President — Sales and Marketing	$40,000
     Pursuant to the terms of their respective employment agreements, the Committee awarded Stephen J. Harrison a bonus equal to 45% of his base salary and Thomas M. Harrison, Jr. a bonus equal to 25% of his base salary based upon the qualitative factors considered by the Committee. The Committee also awarded Thomas M. Harrison, Jr. an additional discretionary bonus equal to 8.33% of his base salary based upon additional responsibilities and duties performed by Mr. Harrison during 2006. Bonuses for the other executive officers were awarded at the discretion of the Committee.
     The Committee also approved the following increases in the base salaries of certain executive officers of the Company:

Name	Title	Old Base Salary	New Base Salary
Michael J. Bodayle	Chief Financial Officer — Insurance Company Operations	$164,300	$175,000
James R. Dickson	Vice President —Claims	$160,000	$200,000
William R. Pentecost	Chief Information Officer	$191,650	$200,000
Randy L. Reed	Senior Vice President — Sales and Marketing	$175,000	$205,000

     On September 13, 2006, the Committee approved the Employment Agreement, dated September 13, 2006, between the Company and Edward Pierce, which is filed as Exhibit 99.1 to this report and incorporated herein by reference. Mr. Pierce was appointed as an Executive Vice President of the Company on September 13, 2006. For the fiscal year ending June 30, 2007, Mr. Pierce’s initial base salary will be $300,000 and he will be eligible to receive an annual bonus of up to $200,000. Mr. Pierce’s annual bonus will be no less than $100,000 for the fiscal year ending June 30, 2007 and $50,000 for the fiscal year ending June 30, 2008. The Company will also reimburse Mr. Pierce for certain expenses incurred in connection with his relocation to the Nashville, Tennessee area, and will reimburse Mr. Pierce for any taxes associated with the relocation expenses reimbursed by the Company. Mr. Pierce also received a special, one-time payment of $185,838 in connection with the commencement of his employment.
     The Committee also approved a Stock Purchase Agreement pursuant to which Mr. Pierce purchased 50,000 shares of the Company’s common stock from the Company on September 13, 2006 for a purchase price of $11.81 per share, the closing price of the Company’s common stock on the New York Stock Exchange on September 13, 2006. The Committee also approved a Nonqualified Stock Option Agreement pursuant to which the Company granted Mr. Pierce an option to purchase 250,000 shares of the Company’s common stock at an exercise price of $11.81 per share, the closing price of the Company’s common stock on the New York Stock Exchange on September 13, 2006. The Stock Purchase Agreement and the Nonqualified Stock Option Agreement are filed as Exhibits 99.2 and 99.3, respectively, to this report and incorporated herein by reference.
     On September 13, 2006, the Committee approved an amendment to the Employment Agreements between the Company and each of Stephen J. Harrison and Thomas M. Harrison, Jr. The Amendments to Employment Agreement are filed as Exhibits 99.4 and 99.5 to this report and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
     On September 13, 2006, the Company sold 50,000 shares of its common stock to Edward Pierce pursuant to the terms of a Stock Purchase Agreement. The purchase price for the shares was $11.81 per share, the closing price of the Company’s common stock on the New York Stock Exchange on September 13, 2006. The shares were issued in a transaction not involving a public offering pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The Stock Purchase Agreement is filed as Exhibit 99.2 to this report.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

99.1	Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Edward Pierce
99.2	Stock Purchase Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Edward Pierce
99.3	Nonqualified Stock Option Agreement, dated September 13, 2006, between First Acceptance Corporation and Edward Pierce
99.4	Amendment to Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Stephen J. Harrison
99.5	Amendment to Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Thomas M. Harrison, Jr.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Stephen J. Harrison
Stephen J. Harrison
President and Chief Executive Officer

Date: September 19, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Edward Pierce
99.2	Stock Purchase Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Edward Pierce
99.3	Nonqualified Stock Option Agreement, dated September 13, 2006, between First Acceptance Corporation and Edward Pierce
99.4	Amendment to Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Stephen J. Harrison
99.5	Amendment to Employment Agreement, dated September 13, 2006, by and between First Acceptance Corporation and Thomas M. Harrison, Jr.